UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2010

PERFICIENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15169	74-2853258
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Maryville Centre Drive, Suite 400 St. Louis, Missouri 63141
(Address of principal executive offices including zip code)

(314) 529-3600
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 29, 2010, Perficient, Inc. issued a press release announcing the acquisition of Kerdock Consulting, LLC. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information in this Item 7.01 and the attached Exhibit 99.1 is deemed to be furnished and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release dated March 29, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2010	PERFICIENT, INC.

By:	/s/ Paul E. Martin
Paul E. Martin
Chief Financial Officer

PERFICIENT, INC.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 29, 2010